UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period :	December 1, 2014 — November 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEYAX

Putnam Equity Income Fund

Annual report
11 | 30 | 15

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Annual report
11 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	47

About the Trustees	48

Officers	50

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that the U.S. Federal Reserve has raised interest rates, some degree of uncertainty has lifted. Recent volatility in the markets, however, tells us that the way forward in 2016 will not likely be a straight ascending path.

There are divergent economic conditions around the world. Oil prices continue to drop, putting pressure on the energy sector while helping consumers. U.S. growth appears stable but modest, and Europe continues to be in stimulative mode as it tries to accelerate its recovery. On the other hand, China is decelerating, as emerging markets that are tied to its fortune have experienced losses. Still, these markets may present potential opportunities.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended November 30, 2015, as well as an outlook for the coming months.

With a new year beginning, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

"I share the investment approach that has been the cornerstone of the fund since its inception — seeking a combination of growth and income potential for investors while employing disciplined risk management."

Darren A. Jaroch, CFA
Portfolio Manager

A two-part search for promising stocks

In strong markets as well as challenging times, the fund has combined the growth potential of undervalued stocks with the income potential of dividend-paying companies.

Value stocks for growth potential

The fund seeks growth potential from stocks of large and midsize U.S. companies, with a focus on attractively priced stocks that have the potential to appreciate as the market recognizes their long-term worth.

Dividend-paying companies for income potential

The fund invests in companies that pay dividends — which are excess profits distributed to shareholders. In addition to their income potential, dividends can be a sign that a company's management is confident in the ongoing health of the business.

Seeking to harness the power of dividends

Dividends have historically represented a significant portion of the total return of S&P 500 companies.

9.9%
S&P 500 Index annual return (1926–2014)
4.0% from dividends
5.9% from capital appreciation

Source: Morningstar Direct/Ibbotson Associates.
There are no guarantees that a company will continue to pay dividends.

2 Equity Income Fund
Equity Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

4	Equity Income Fund

Interview with your fund’s portfolio manager

Darren, could you tell us about the investing environment for the 12-month reporting period ended November 30, 2015?

U.S. stocks delivered modest returns, and market conditions changed considerably over the course of the period. When the fiscal year began in December 2014, stocks declined sharply, then quickly staged a rebound and surged to new record highs as the month —and the year — came to a close. In the early months of 2015, the market remained choppy, but stocks managed to post gains overall. In March, the bull market for U.S. stocks marked its sixth anniversary, and at the close of June, stocks posted their tenth consecutive quarterly gain, as measured by the S&P 500 Index.

In my view, the biggest surprise in the first half of 2015 was the lack of significant market volatility. Stock performance was relatively flat and markets were calm, despite several issues that weighed on investors’ minds, including collapsing oil prices, a strengthening U.S. dollar, and a weaker outlook for earnings growth for U.S. businesses. The calm came to a sudden halt in August, when stocks plunged, and for the first time since 2011, major U.S. stock indexes experienced a correction, defined as a decline of 10% or more from a recent high.

While stocks recovered from their August lows, stock market returns for the period overall were quite low compared with the same period a year ago. The S&P 500 Index

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Equity Income Fund	5

delivered a return of 2.75% for the period. It is also worth noting that value stocks — the focus of this fund — underperformed growth stocks by a considerable margin. While the Russell 1000 Value Index declined by 1.11%, the Russell 1000 Growth Index gained 6.12%.

How did the fund perform for the period?

During this challenging 12 months for value stocks, the fund posted a return of –0.63%. This performance was better than the average return of –1.97% for funds in the fund’s Lipper peer group. The fund also outperformed its benchmark, the Russell 1000 Value Index, which declined 1.11%. Performance relative to the benchmark was helped by our stock selection across many sectors as well as our decision to maintain an underweight position in the energy sector, where most stocks endured sharp losses.

Can you provide some examples of stocks or strategies that contributed to fund performance during the fiscal year?

The top contributor to performance for the period was the fund’s investment in Northrop Grumman, an aerospace and defense company. In our view, this is a very well-managed company that focuses on cash flow, profitability, and returning cash to shareholders. Northrop Grumman has delivered strong earnings growth and was recently awarded a multi-billion-dollar Pentagon contract — a pleasant surprise for investors that boosted the stock considerably.

Another portfolio highlight was the stock of Coty, a beauty products company. Like Northrop Grumman, this is a business that is very well managed, in our view. The company has implemented effective cost-cutting strategies, and in September announced that it was buying the beauty brands of Procter & Gamble. We believe this deal will be beneficial

Allocations are shown as a percentage of the fund’s net assets as of 11/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Equity Income Fund

for Coty’s profitability over time, particularly under the leadership of its talented management team.

The stock of Alphabet, formerly known as Google, was also a notable contributor to performance for the period. Investors responded positively to the company’s reorganization, which was announced in October 2015. Under the new structure, Google, the search engine portion of the business, will be managed separately from the company’s other businesses. Along with the new, simplified structure, the company in October announced solid earnings and revenue growth that exceeded expectations.

What were some stocks that detracted from returns versus the benchmark?

Across world financial markets throughout the period, a dominant theme was the sharp decline and continued volatility in oil prices. This is clearly reflected in the performance of Royal Dutch Shell and Marathon Oil, large integrated energy companies whose profitability is closely tied to the price of oil. In addition to selling off assets and cutting capital expenditures, Marathon Oil reduced its dividend — sooner and by a larger amount than anticipated. This caused a considerable price decline in the stock, which was the top detractor from fund performance for the period. Declining energy prices — specifically natural gas — also took a toll on utility company NRG Energy. Low natural gas prices hurt its profits, as did low oil prices, which put competitive pressure on NRG’s solar business.

Outside of the energy sector, Genworth Financial was a disappointment. The stock

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Equity Income Fund	7

of this insurance and investment services company declined in large part because of write-downs in its long-term-care business. The problems have been mostly from unprofitable older long-term-care policies. We believe Genworth is taking positive steps, such as raising premiums and working to make its newer long-term-care products more profitable.

The fund recently reduced its dividend. Would you explain the factors behind that?

The fund’s quarterly dividend largely reflects the degree to which companies in the portfolio are paying dividends. Due to market conditions, the amount of income earned by the fund declined during the reporting period. As a result, the fund’s dividend decreased from $0.080 per class A share to $0.071. Other share classes had similar decreases.

As the fund begins a new fiscal year, what is your outlook?

Over the past several quarters, I have believed that a stock market correction was due, and perhaps was necessary for a market that may have been overvalued. For the first time in years, in August 2015, we saw steep declines and turbulence for U.S. stocks, and I believe volatility may be here to stay for the intermediate term.

I believe the downturn was a healthy development, especially from my perspective as a value investor. We have been seeing a great separation of winners and losers in the market, and the spread between the most expensive and the cheapest stocks has widened. In our view, this presents many more opportunities for investors like us who rely on fundamental research to find opportunities.

As always, our decisions are not primarily influenced by broad macroeconomic themes.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Equity Income Fund

We continue to dig deep with our research and relative value approach, carefully examining individual stocks to determine which we believe are attractively priced based on a number of variables, and seeking businesses with the potential to improve their fundamental strength over time.

Thank you, Darren, for this update and your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Walter D. Scully, CPA. Walter has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Ohio State University. He has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

Equity Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.18%	10.01%	9.95%	9.95%	9.35%	9.35%	9.53%	9.43%	9.90%	10.31%	10.32%	10.30%

10 years	117.43	104.93	104.78	104.78	101.70	101.70	106.74	99.50	111.90	123.63	124.25	122.80
Annual average	8.08	7.44	7.43	7.43	7.27	7.27	7.53	7.15	7.80	8.38	8.41	8.34

5 years	91.15	80.16	84.07	82.07	84.15	84.15	86.38	79.85	88.79	94.28	94.82	93.56
Annual average	13.84	12.49	12.98	12.73	12.99	12.99	13.26	12.46	13.55	14.21	14.27	14.12

3 years	50.32	41.68	46.87	43.87	46.94	46.94	48.00	42.82	49.15	51.89	52.28	51.36
Annual average	14.55	12.31	13.67	12.89	13.69	13.69	13.96	12.61	14.25	14.95	15.05	14.82

1 year	–0.63	–6.34	–1.41	–5.95	–1.37	–2.27	–1.13	–4.59	–0.89	–0.30	–0.21	–0.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	Equity Income Fund

Comparative index returns For periods ended 11/30/15

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	10.63%

10 years	86.88%	89.98
Annual average	6.45	6.55

5 years	88.09	69.35
Annual average	13.47	11.04

3 years	50.83	39.09
Annual average	14.68	11.58

1 year	–1.11	–1.97

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/15, there were 501, 388, 296, 189, and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $20,478 and $20,170, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $19,950. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $21,190, $22,363, $22,425, and $22,280, respectively.

Equity Income Fund	11

Fund price and distribution information For the 12-month period ended 11/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	4	4	4

Income	$0.293		$0.132	$0.141	$0.190		$0.240	$0.361	$0.381	$0.346

Capital gains

Long-term gains	1.532		1.532	1.532	1.532		1.532	1.532	1.532	1.532

Short-term gains	0.133		0.133	0.133	0.133		0.133	0.133	0.133	0.133

Total	$1.958		$1.797	$1.806	$1.855		$1.905	$2.026	$2.046	$2.011

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

11/30/14	$22.76	$24.15	$22.51	$22.52	$22.50	$23.32	$22.60	$22.77	$22.77	$22.76

11/30/15	20.69	21.95	20.44	20.45	20.43	21.17	20.53	20.70	20.70	20.69

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	1.37%	1.29%	0.63%	0.65%	0.90%	0.87%	1.07%	1.68%	1.78%	1.62%

Current 30-day
SEC yield [2]	N/A	1.25	0.58	0.58	N/A	0.80	1.08	1.63	1.73	1.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.08%	9.91%	9.85%	9.85%	9.26%	9.26%	9.43%	9.33%	9.80%	10.21%	10.22%	10.20%

10 years	110.32	98.23	98.19	98.19	95.09	95.09	100.08	93.08	105.01	116.38	117.04	115.65
Annual average	7.72	7.08	7.08	7.08	6.91	6.91	7.18	6.80	7.44	8.02	8.06	7.99

5 years	73.56	63.58	67.19	65.19	67.08	67.08	69.31	63.38	71.28	76.35	76.88	75.75
Annual average	11.66	10.34	10.83	10.56	10.81	10.81	11.11	10.32	11.36	12.01	12.08	11.94

3 years	43.30	35.06	40.13	37.13	40.14	40.14	41.21	36.27	42.20	44.79	45.16	44.37
Annual average	12.74	10.54	11.90	11.10	11.91	11.91	12.19	10.87	12.45	13.13	13.23	13.02

1 year	–3.18	–8.75	–3.91	–8.49	–3.88	–4.80	–3.66	–7.03	–3.46	–2.87	–2.77	–2.93

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12	Equity Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 11/30/14	0.98%	1.73%	1.73%	1.48%	1.23%	0.66%	0.56%	0.73%

Annualized expense ratio for
the six-month period ended
11/30/15*	0.96%	1.71%	1.71%	1.46%	1.21%	0.65%	0.55%	0.71%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/15 to 11/30/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.73	$8.40	$8.40	$7.18	$5.95	$3.20	$2.71	$3.50

Ending value (after expenses)	$963.70	$959.90	$960.10	$961.20	$962.50	$965.30	$965.30	$964.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Equity Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/15, use the following calculation method. To find the value of your investment on 6/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.86	$8.64	$8.64	$7.38	$6.12	$3.29	$2.79	$3.60

Ending value (after expenses)	$1,020.26	$1,016.50	$1,016.50	$1,017.75	$1,019.00	$1,021.81	$1,022.31	$1,021.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Equity Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined

Equity Income Fund	15

by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2015, Putnam employees had approximately $500,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Equity Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Equity Income Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18	Equity Income Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

Equity Income Fund	19

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

20	Equity Income Fund

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

For the three-year period ended December 31, 2014, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 483, 340 and 273 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing.

Equity Income Fund	21

The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	Equity Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Equity Income Fund	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund (the fund), including the fund’s portfolio, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 7, 2016

24	Equity Income Fund

The fund’s portfolio 11/30/15

COMMON STOCKS (93.1%)*	Shares	Value

Aerospace and defense (6.3%)
General Dynamics Corp.	361,200	$52,901,352

Honeywell International, Inc.	626,100	65,083,095

L-3 Communications Holdings, Inc.	612,640	74,993,262

Northrop Grumman Corp.	908,590	169,324,832

United Technologies Corp.	265,700	25,520,485

		387,823,026
Airlines (0.9%)
American Airlines Group, Inc.	1,344,300	55,465,818

		55,465,818
Auto components (1.1%)
Delphi Automotive PLC (United Kingdom)	781,200	68,651,856

		68,651,856
Automobiles (0.8%)
General Motors Co.	1,371,100	49,633,820

		49,633,820
Banks (8.9%)
Bank of America Corp.	5,165,800	90,039,894

Citigroup, Inc.	2,372,423	128,324,360

JPMorgan Chase & Co.	2,049,700	136,673,996

KeyCorp	2,204,700	28,903,617

Regions Financial Corp.	4,319,300	43,797,702

Wells Fargo & Co.	2,193,640	120,869,564

		548,609,133
Beverages (1.7%)
Coca-Cola Enterprises, Inc.	1,014,200	51,014,260

Dr. Pepper Snapple Group, Inc.	574,500	51,561,375

		102,575,635
Capital markets (4.3%)
Charles Schwab Corp. (The)	2,197,100	74,064,241

Goldman Sachs Group, Inc. (The)	213,600	40,588,272

Invesco, Ltd.	737,500	24,846,375

KKR & Co. LP	2,661,800	45,011,038

State Street Corp.	1,137,780	82,580,072

		267,089,998
Chemicals (2.6%)
Air Products & Chemicals, Inc.	385,400	52,757,406

CF Industries Holdings, Inc.	388,800	17,939,232

Dow Chemical Co. (The)	882,600	46,009,938

E.I. du Pont de Nemours & Co.	617,100	41,555,514

		158,262,090
Commercial services and supplies (0.8%)
Tyco International PLC	1,344,130	47,461,230

		47,461,230
Communications equipment (1.2%)
Cisco Systems, Inc.	1,716,850	46,784,163

QUALCOMM, Inc.	581,500	28,371,385

		75,155,548
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $2,781,056)
(Private) † ∆∆ F	975,809	2,502,950

		2,502,950

Equity Income Fund	25

COMMON STOCKS (93.1%)* cont.	Shares	Value

Containers and packaging (1.7%)
Packaging Corp. of America	553,800	$37,652,862

Sealed Air Corp.	842,900	38,233,944

WestRock Co.	614,016	31,087,630

		106,974,436
Diversified financial services (0.5%)
CME Group, Inc.	297,900	29,089,935

		29,089,935
Diversified telecommunication services (2.5%)
AT&T, Inc.	1,557,800	52,451,126

CenturyLink, Inc.	721,100	19,419,223

Verizon Communications, Inc.	1,742,770	79,208,897

		151,079,246
Electric utilities (3.0%)
American Electric Power Co., Inc.	552,700	30,956,727

Edison International	645,500	38,316,880

Exelon Corp.	1,690,800	46,175,748

NextEra Energy, Inc.	338,900	33,842,554

PPL Corp.	1,094,436	37,254,601

		186,546,510
Energy equipment and services (1.2%)
Baker Hughes, Inc.	768,800	41,569,016

Halliburton Co.	373,600	14,887,960

National Oilwell Varco, Inc.	466,700	17,426,578

		73,883,554
Food and staples retail (1.3%)
CVS Health Corp.	881,600	82,949,744

		82,949,744
Food products (1.1%)
JM Smucker Co. (The)	371,178	44,983,062

Kraft Heinz Co. (The)	328,000	24,170,320

		69,153,382
Health-care equipment and supplies (1.7%)
Boston Scientific Corp. †	3,221,400	58,887,192

Medtronic PLC	592,353	44,627,875

		103,515,067
Health-care providers and services (1.4%)
Cigna Corp.	647,800	87,440,044

		87,440,044
Hotels, restaurants, and leisure (0.8%)
Hilton Worldwide Holdings, Inc.	2,153,400	50,001,948

		50,001,948
Household durables (0.4%)
PulteGroup, Inc.	1,167,100	22,735,108

		22,735,108
Household products (0.6%)
Kimberly-Clark Corp.	290,200	34,577,330

		34,577,330
Independent power and renewable electricity producers (0.8%)
Calpine Corp. †	2,025,365	29,934,895

NRG Energy, Inc.	1,564,400	19,335,984

		49,270,879
Industrial conglomerates (1.6%)
Danaher Corp.	538,300	51,886,737

General Electric Co.	1,544,000	46,227,360

		98,114,097

26	Equity Income Fund

COMMON STOCKS (93.1%)* cont.	Shares	Value

Insurance (4.4%)
American International Group, Inc.	1,265,353	$80,451,144

Assured Guaranty, Ltd.	1,680,500	44,432,420

Genworth Financial, Inc. Class A †	3,838,500	19,384,425

Hartford Financial Services Group, Inc. (The)	1,026,200	46,835,768

MetLife, Inc.	1,174,170	59,988,345

Willis Group Holdings PLC	395,000	18,154,200

		269,246,302
Internet software and services (1.4%)
Alphabet, Inc. Class C †	115,516	85,782,182

		85,782,182
IT Services (1.2%)
Computer Sciences Corp.	673,900	21,113,287

CSRA, Inc. †	673,900	21,234,589

Fidelity National Information Services, Inc.	483,700	30,797,179

		73,145,055
Life sciences tools and services (0.7%)
Agilent Technologies, Inc.	1,045,300	43,714,446

		43,714,446
Machinery (0.5%)
Oshkosh Corp. S	661,500	29,013,390

		29,013,390
Media (4.8%)
CBS Corp. Class B (non-voting shares)	677,800	34,215,344

Comcast Corp. Special Class A	1,865,050	113,842,652

Liberty Global PLC Ser. C (United Kingdom) †	829,800	34,021,800

Time Warner Cable, Inc.	296,900	54,858,213

Time Warner, Inc.	863,890	60,455,022

		297,393,031
Multi-utilities (0.7%)
Ameren Corp.	248,000	10,852,480

PG&E Corp.	584,400	30,815,412

		41,667,892
Oil, gas, and consumable fuels (7.8%)
Anadarko Petroleum Corp.	859,800	51,502,020

EOG Resources, Inc.	412,500	34,414,875

Exxon Mobil Corp.	1,560,000	127,389,600

Marathon Oil Corp.	4,162,200	72,880,122

QEP Resources, Inc.	1,056,200	16,687,960

Royal Dutch Shell PLC ADR Class A (United Kingdom)	1,477,210	73,505,970

Total SA (France)	813,555	40,399,381

Valero Energy Corp.	885,300	63,617,658

		480,397,586
Personal products (2.3%)
Coty, Inc. Class A	3,512,100	97,566,138

Edgewell Personal Care Co.	582,000	46,851,000

		144,417,138
Pharmaceuticals (7.5%)
AstraZeneca PLC ADR (United Kingdom) S	2,172,000	73,956,600

Eli Lilly & Co.	1,947,300	159,756,492

Johnson & Johnson	1,164,870	117,931,439

Merck & Co., Inc.	1,081,800	57,346,218

Pfizer, Inc.	1,493,986	48,957,921

		457,948,670

Equity Income Fund	27

COMMON STOCKS (93.1%)* cont.	Shares	Value

Real estate investment trusts (REITs) (3.3%)
American Tower Corp.	276,200	$27,448,756

Boston Properties, Inc.	379,600	47,446,204

Equity Lifestyle Properties, Inc.	714,200	44,551,796

Federal Realty Investment Trust	187,700	27,501,804

Gaming and Leisure Properties, Inc.	750,600	20,408,814

MFA Financial, Inc.	4,883,805	34,088,959

		201,446,333
Road and rail (0.8%)
Union Pacific Corp.	559,500	46,970,025

		46,970,025
Semiconductors and semiconductor equipment (2.7%)
Intel Corp.	1,933,800	67,238,226

NXP Semiconductor NV †	592,200	55,347,012

Texas Instruments, Inc.	784,400	45,589,328

		168,174,566
Software (1.4%)
Microsoft Corp.	1,262,100	68,595,135

Symantec Corp.	814,700	15,951,826

		84,546,961
Specialty retail (0.9%)
Gap, Inc. (The) S	1,014,100	27,106,893

Tiffany & Co.	354,900	28,278,432

		55,385,325
Technology hardware, storage, and peripherals (2.6%)
Apple, Inc.	706,300	83,555,290

EMC Corp.	1,991,200	50,457,008

SanDisk Corp.	343,810	25,397,245

		159,409,543
Textiles, apparel, and luxury goods (0.3%)
Michael Kors Holdings, Ltd. †	467,400	20,107,548

		20,107,548
Thrifts and mortgage finance (0.6%)
Radian Group, Inc.	2,701,685	38,499,011

		38,499,011
Tobacco (1.3%)
Philip Morris International, Inc.	896,250	78,323,288

		78,323,288
Wireless telecommunication services (0.7%)
Vodafone Group PLC ADR (United Kingdom) S	1,284,710	43,114,868

		43,114,868

Total common stocks (cost $4,670,697,716)		$5,727,265,544

CONVERTIBLE PREFERRED STOCKS (1.2%)*	Shares	Value

Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	812,125	$26,292,547

Allergan PLC Ser. A, 5.50% cv. pfd.	13,426	14,061,318

American Tower Corp. $5.50 cv. pfd. R	125,877	12,949,596

ArcelorMittal SA Ser. MTUS, $1.50 cv. pfd. (France)	183,261	1,443,180

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	63,371	6,115,302

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $7,592) (Private) † ∆∆ F	2,664	6,833

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $145,237) (Private) † ∆∆ F	46,107	130,713

28	Equity Income Fund

CONVERTIBLE PREFERRED STOCKS (1.2%)* cont.	Shares	Value

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $341,111) (Private) † ∆∆ F	67,016	$307,000

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $494,779) (Private) † ∆∆ F	97,206	445,301

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $277,459) (Private) † ∆∆ F	50,539	249,713

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$837,565) (Private) † ∆∆ F	109,058	753,809

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $2,349,227) (Private) † ∆∆ F	824,290	2,114,304

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,970,584) (Private) † ∆∆ F	1,042,310	2,673,525

Oportun Financial Corp. Ser. H, 8.00 % cv. pfd. (acquired 2/6/15, cost
$9,110,862) (Private) † ∆∆ F	3,199,825	8,199,776

Total convertible preferred stocks (cost $94,072,991)		$75,742,917

CONVERTIBLE BONDS AND NOTES (0.5%)*	Principal amount	Value

MGIC Investment Corp. cv. sr. notes 5s, 2017	$18,271,000	$19,138,873

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	6,471,000	11,004,744

Total convertible bonds and notes (cost $26,918,899)		$30,143,617

SHORT-TERM INVESTMENTS (5.6%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.27% [d]	53,150,775	$53,150,775

Putnam Short Term Investment Fund 0.16% L	294,568,934	294,568,934

Total short-term investments (cost $347,719,709)		$347,719,709

TOTAL INVESTMENTS

Total investments (cost $5,139,409,315)		$6,180,871,787

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through November 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $6,154,595,831.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $17,383,924, or 0.3% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Equity Income Fund	29

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$563,908,636	$—	$—

Consumer staples	511,996,517	—	—

Energy	554,281,140	—	—

Financials	1,353,980,712	—	2,502,950

Health care	692,618,227	—	—

Industrials	664,847,586	—	—

Information technology	646,213,855	—	—

Materials	265,236,526	—	—

Telecommunication services	194,194,114	—	—

Utilities	277,485,281	—	—

Total common stocks	5,724,762,594	—	2,502,950

Convertible bonds and notes	—	30,143,617	—

Convertible preferred stocks	—	60,861,943	14,880,974

Short-term investments	294,568,934	53,150,775	—

Totals by level	$6,019,331,528	$144,156,335	$17,383,924

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30	Equity Income Fund

Statement of assets and liabilities 11/30/15

ASSETS

Investment in securities, at value, including $51,395,645 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,791,689,606)	$5,833,152,078
Affiliated issuers (identified cost $347,719,709) (Notes 1 and 5)	347,719,709

Dividends, interest and other receivables	15,962,864

Receivable for shares of the fund sold	27,434,100

Prepaid assets	65,954

Total assets	6,224,334,705

LIABILITIES

Payable for shares of the fund repurchased	8,810,334

Payable for compensation of Manager (Note 2)	2,368,723

Payable for custodian fees (Note 2)	28,279

Payable for investor servicing fees (Note 2)	1,964,989

Payable for Trustee compensation and expenses (Note 2)	922,307

Payable for administrative services (Note 2)	19,844

Payable for distribution fees (Note 2)	1,935,050

Collateral on securities loaned, at value (Note 1)	53,150,775

Other accrued expenses	538,573

Total liabilities	69,738,874

Net assets	$6,154,595,831

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,874,047,337

Undistributed net investment income (Note 1)	44,011,424

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	195,074,598

Net unrealized appreciation of investments	1,041,462,472

Total — Representing net assets applicable to capital shares outstanding	$6,154,595,831

(Continued on next page)

Equity Income Fund	31

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,454,264,178 divided by 166,992,976 shares)	$20.69

Offering price per class A share (100/94.25 of $20.69)*	$21.95

Net asset value and offering price per class B share ($102,902,865 divided by 5,033,224 shares)**	$20.44

Net asset value and offering price per class C share ($355,618,930 divided by 17,392,572 shares)**	$20.45

Net asset value and redemption price per class M share ($51,229,960 divided by 2,507,415 shares)	$20.43

Offering price per class M share (100/96.50 of $20.43)*	$21.17

Net asset value, offering price and redemption price per class R share
($116,894,775 divided by 5,694,297 shares)	$20.53

Net asset value, offering price and redemption price per class R5 share
($106,460,241 divided by 5,144,241 shares)	$20.70

Net asset value, offering price and redemption price per class R6 share
($386,754,797 divided by 18,683,257 shares)	$20.70

Net asset value, offering price and redemption price per class Y share
($1,580,470,085 divided by 76,385,902 shares)	$20.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32	Equity Income Fund

Statement of operations Year ended 11/30/15

INVESTMENT INCOME

Dividends (net of foreign tax of $968,383)	$148,606,068

Interest (including interest income of $216,741 from investments in affiliated issuers) (Note 5)	1,099,646

Securities lending (Note 1)	399,465

Total investment income	150,105,179

EXPENSES

Compensation of Manager (Note 2)	28,483,206

Investor servicing fees (Note 2)	11,877,007

Custodian fees (Note 2)	56,716

Trustee compensation and expenses (Note 2)	349,048

Distribution fees (Note 2)	14,221,361

Administrative services (Note 2)	156,708

Other	1,325,834

Total expenses	56,469,880

Expense reduction (Note 2)	(165,262)

Net expenses	56,304,618

Net investment income	93,800,561

Net realized gain on investments (Notes 1 and 3)	276,522,722

Net realized gain on foreign currency transactions (Note 1)	30,650

Net unrealized depreciation of investments during the year	(404,096,182)

Net loss on investments	(127,542,810)

Net decrease in net assets resulting from operations	$(33,742,249)

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	33

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/15	Year ended 11/30/14

Operations:
Net investment income	$93,800,561	$77,930,715

Net realized gain on investments
and foreign currency transactions	276,553,372	474,693,178

Net unrealized appreciation (depreciation) of investments	(404,096,182)	232,754,755

Net increase (decrease) in net assets resulting
from operations	(33,742,249)	785,378,648

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(48,167,107)	(51,477,787)

Class B	(669,946)	(839,114)

Class C	(2,203,399)	(2,024,454)

Class M	(455,472)	(463,975)

Class R	(1,396,515)	(1,359,988)

Class R5	(1,523,791)	(228,262)

Class R6	(7,074,032)	(4,654,927)

Class Y	(23,389,507)	(22,721,364)

Net realized short-term gain on investments

Class A	(20,939,832)	(15,089,817)

Class B	(666,290)	(495,049)

Class C	(1,847,076)	(1,012,876)

Class M	(296,318)	(197,353)

Class R	(703,962)	(453,695)

Class R5	(249,888)	(4,992)

Class R6	(2,278,527)	(710,699)

Class Y	(8,526,419)	(5,299,148)

From net realized long-term gain on investments
Class A	(241,201,681)	(223,444,301)

Class B	(7,674,858)	(7,329,039)

Class C	(21,276,099)	(14,994,967)

Class M	(3,413,226)	(2,925,232)

Class R	(8,108,790)	(6,716,553)

Class R5	(2,878,415)	(73,909)

Class R6	(26,245,885)	(10,521,282)

Class Y	(98,214,090)	(78,449,246)

Increase from capital share transactions (Note 4)	652,772,935	563,055,219

Total increase in net assets	89,629,561	896,945,838

NET ASSETS

Beginning of year	6,064,966,270	5,168,020,432

End of year (including undistributed net investment income
of $44,011,424 and $38,093,411, respectively)	$6,154,595,831	$6,064,966,270

The accompanying notes are an integral part of these financial statements.

34	Equity Income Fund

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Equity Income Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
November 30, 2015	$22.76	.32	(.43)	(.11)	(.29)	(1.67)	(1.96)	—	$20.69	(.63)	$3,454,264.96		1.51	22
November 30, 2014	21.60	.29	2.72	3.01	(.32)	(1.53)	(1.85)	—	22.76	14.99	3,590,810.98		1.37	29
November 30, 2013	17.25	.34	4.89	5.23	(.38)	(.50)	(.88)	—	21.60	31.56	3,359,801	1.02	1.72	34
November 30, 2012	14.94	.34	2.29	2.63	(.32)	—	(.32)	—	17.25	17.84	2,573,319	1.06	2.08	57
November 30, 2011	14.09	.29	.82	1.11	(.26)	—	(.26)	—[d,e]	14.94	7.91	2,308,957	1.07	1.92	71

Class B
November 30, 2015	$22.51	.16	(.43)	(.27)	(.13)	(1.67)	(1.80)	—	$20.44	(1.41)	$102,903	1.71	.76	22
November 30, 2014	21.39	.13	2.68	2.81	(.16)	(1.53)	(1.69)	—	22.51	14.09	113,515	1.73	.62	29
November 30, 2013	17.09	.19	4.85	5.04	(.24)	(.50)	(.74)	—	21.39	30.58	109,988	1.77	.97	34
November 30, 2012	14.80	.21	2.28	2.49	(.20)	—	(.20)	—	17.09	16.99	89,691	1.81	1.32	57
November 30, 2011	13.95	.17	.82	.99	(.14)	—	(.14)	—[d,e]	14.80	7.13	94,660	1.82	1.14	71

Class C
November 30, 2015	$22.52	.16	(.42)	(.26)	(.14)	(1.67)	(1.81)	—	$20.45	(1.37)	$355,619	1.71	.77	22
November 30, 2014	21.40	.13	2.69	2.82	(.17)	(1.53)	(1.70)	—	22.52	14.12	306,308	1.73	.63	29
November 30, 2013	17.11	.19	4.84	5.03	(.24)	(.50)	(.74)	—	21.40	30.54	221,226	1.77	.96	34
November 30, 2012	14.82	.21	2.29	2.50	(.21)	—	(.21)	—	17.11	17.00	127,606	1.81	1.33	57
November 30, 2011	13.98	.18	.81	.99	(.15)	—	(.15)	—[d,e]	14.82	7.11	109,414	1.82	1.20	71

Class M
November 30, 2015	$22.50	.21	(.42)	(.21)	(.19)	(1.67)	(1.86)	—	$20.43	(1.13)	$51,230	1.46	1.01	22
November 30, 2014	21.38	.18	2.69	2.87	(.22)	(1.53)	(1.75)	—	22.50	14.39	49,775	1.48	.87	29
November 30, 2013	17.09	.24	4.83	5.07	(.28)	(.50)	(.78)	—	21.38	30.86	43,327	1.52	1.22	34
November 30, 2012	14.80	.25	2.29	2.54	(.25)	—	(.25)	—	17.09	17.30	33,497	1.56	1.57	57
November 30, 2011	13.96	.22	.81	1.03	(.19)	—	(.19)	—[d,e]	14.80	7.36	31,868	1.57	1.42	71

Class R
November 30, 2015	$22.60	.26	(.42)	(.16)	(.24)	(1.67)	(1.91)	—	$20.53	(.89)	$116,895	1.21	1.26	22
November 30, 2014	21.47	.24	2.69	2.93	(.27)	(1.53)	(1.80)	—	22.60	14.66	118,917	1.23	1.12	29
November 30, 2013	17.15	.29	4.86	5.15	(.33)	(.50)	(.83)	—	21.47	31.24	99,722	1.27	1.48	34
November 30, 2012	14.85	.29	2.30	2.59	(.29)	—	(.29)	—	17.15	17.60	74,914	1.31	1.82	57
November 30, 2011	14.01	.26	.81	1.07	(.23)	—	(.23)	—[d,e]	14.85	7.63	62,193	1.32	1.73	71

Class R5
November 30, 2015	$22.77	.38	(.42)	(.04)	(.36)	(1.67)	(2.03)	—	$20.70	(.30)	$106,460.65		1.81	22
November 30, 2014	21.63	.39	2.68	3.07	(.40)	(1.53)	(1.93)	—	22.77	15.30	42,934.66		1.80	29
November 30, 2013	17.26	.41	4.90	5.31	(.44)	(.50)	(.94)	—	21.63	32.14	14.66		2.08	34
November 30, 2012†	15.86	.18	1.31	1.49	(.09)	—	(.09)	—	17.26	9.43*	11	.28*	1.05*	57

Class R6
November 30, 2015	$22.77	.40	(.42)	(.02)	(.38)	(1.67)	(2.05)	—	$20.70	(.21)	$386,755.55		1.92	22
November 30, 2014	21.62	.39	2.70	3.09	(.41)	(1.53)	(1.94)	—	22.77	15.42	311,320.56		1.80	29
November 30, 2013	17.26	.42	4.90	5.32	(.46)	(.50)	(.96)	—	21.62	32.22	155,644.56		2.03	34
November 30, 2012†	15.86	.18	1.32	1.50	(.10)	—	(.10)	—	17.26	9.46*	11	.24*	1.09*	57

Class Y
November 30, 2015	$22.76	.37	(.42)	(.05)	(.35)	(1.67)	(2.02)	—	$20.69	(.38)	$1,580,470.71		1.78	22
November 30, 2014	21.61	.35	2.71	3.06	(.38)	(1.53)	(1.91)	—	22.76	15.22	1,531,387.73		1.63	29
November 30, 2013	17.26	.38	4.89	5.27	(.42)	(.50)	(.92)	—	21.61	31.87	1,178,298.77		1.98	34
November 30, 2012	14.94	.38	2.30	2.68	(.36)	—	(.36)	—	17.26	18.20	885,588.81		2.34	57
November 30, 2011	14.09	.34	.81	1.15	(.30)	—	(.30)	—[d,e]	14.94	8.19	595,481.82		2.26	71

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Equity Income Fund	Equity Income Fund	37

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to November 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	Equity Income Fund

Notes to financial statements 11/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through November 30, 2015.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Equity Income Fund	39

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of

40	Equity Income Fund

investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $53,150,775 and the value of securities loaned amounted to $51,395,645.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2015, the fund had a capital loss carryover of $50,004,462 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$25,002,231	N/A	$25,002,231	November 30, 2016

25,002,231	N/A	25,002,231	November 30, 2017

Equity Income Fund	41

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,002,779 to decrease undistributed net investment income, $147 to decrease paid-in capital and $3,002,926 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,374,531,130
Unrealized depreciation	(335,065,150)

Net unrealized appreciation	1,039,465,980
Undistributed ordinary income	44,011,424
Capital loss carryforward	(50,004,462)
Undistributed long-term gain	247,109,844
Cost for federal income tax purposes	$5,141,405,807

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that

42	Equity Income Fund

included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$7,254,537	Class R5	150,346

Class B	220,614	Class R6	196,375

Class C	691,929	Class Y	3,001,237

Class M	105,079	Total	$11,877,007

Class R	256,890

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $9,514 under the expense offset arrangements and by $155,748 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,647, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$8,792,671	Class M	382,001

Class B	1,069,296	Class R	623,397

Class C	3,353,996	Total	$14,221,361

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $457,658 and $8,014 from the sale of class A and class M shares, respectively, and received $32,210 and $8,921 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Equity Income Fund	43

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $58 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,504,469,487	$1,293,254,153

U.S. government securities (Long-term)	—	—

Total	$1,504,469,487	$1,293,254,153

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/15		Year ended 11/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	25,370,334	$533,469,874	23,976,286	$509,570,297

Shares issued in connection with
reinvestment of distributions	13,642,343	289,530,373	13,241,315	271,695,408

	39,012,677	823,000,247	37,217,601	781,265,705

Shares repurchased	(29,817,888)	(629,123,888)	(34,950,695)	(746,894,595)

Net increase	9,194,789	$193,876,359	2,266,906	$34,371,110

	Year ended 11/30/15		Year ended 11/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	805,050	$16,771,104	745,026	$15,647,832

Shares issued in connection with
reinvestment of distributions	396,244	8,342,552	398,446	8,073,431

	1,201,294	25,113,656	1,143,472	23,721,263

Shares repurchased	(1,211,552)	(25,334,759)	(1,242,801)	(26,062,874)

Net decrease	(10,258)	$(221,103)	(99,329)	$(2,341,611)

	Year ended 11/30/15		Year ended 11/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	5,391,517	$112,409,767	4,213,089	$89,078,929

Shares issued in connection with
reinvestment of distributions	987,657	20,783,465	722,016	14,656,557

	6,379,174	133,193,232	4,935,105	103,735,486

Shares repurchased	(2,589,058)	(53,819,470)	(1,668,611)	(35,241,874)

Net increase	3,790,116	$79,373,762	3,266,494	$68,493,612

44	Equity Income Fund

	Year ended 11/30/15		Year ended 11/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	390,842	$8,077,457	320,019	$6,746,311

Shares issued in connection with
reinvestment of distributions	195,493	4,106,994	174,260	3,532,657

	586,335	12,184,451	494,279	10,278,968

Shares repurchased	(291,086)	(6,065,113)	(308,476)	(6,454,776)

Net increase	295,249	$6,119,338	185,803	$3,824,192

	Year ended 11/30/15		Year ended 11/30/14

Class R	Shares	Amount	Shares	Amount

Shares sold	2,405,796	$50,237,849	1,457,402	$30,802,016

Shares issued in connection with
reinvestment of distributions	447,862	9,447,334	389,896	7,944,952

	2,853,658	59,685,183	1,847,298	38,746,968

Shares repurchased	(2,421,918)	(49,851,318)	(1,230,199)	(26,059,231)

Net increase	431,740	$9,833,865	617,099	$12,687,737

	Year ended 11/30/15		Year ended 11/30/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	4,307,162	$88,919,775	2,078,680	$44,569,618

Shares issued in connection with
reinvestment of distributions	220,664	4,652,094	14,337	307,163

	4,527,826	93,571,869	2,093,017	44,876,781

Shares repurchased	(1,269,172)	(26,709,261)	(208,099)	(4,550,625)

Net increase	3,258,654	$66,862,608	1,884,918	$40,326,156

	Year ended 11/30/15		Year ended 11/30/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	8,405,481	$182,059,726	7,071,721	$149,136,691

Shares issued in connection with
reinvestment of distributions	1,680,100	35,598,444	769,545	15,886,908

	10,085,581	217,658,170	7,841,266	165,023,599

Shares repurchased	(5,072,200)	(105,210,375)	(1,370,379)	(29,434,084)

Net increase	5,013,381	$112,447,795	6,470,887	$135,589,515

	Year ended 11/30/15		Year ended 11/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	27,560,090	$576,990,559	24,635,045	$526,255,439

Shares issued in connection with
reinvestment of distributions	5,746,588	121,839,378	4,957,299	101,897,352

	33,306,678	698,829,937	29,592,344	628,152,791

Shares repurchased	(24,199,308)	(514,349,626)	(16,842,153)	(358,048,283)

Net increase	9,107,370	$184,480,311	12,750,191	$270,104,508

Equity Income Fund	45

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$264,496,948	$935,777,435	$905,705,449	$216,741	$294,568,934

Totals	$264,496,948	$935,777,435	$905,705,449	$216,741	$294,568,934

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

46	Equity Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $280,561,930 as a capital gain dividend with respect to the taxable year ended November 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $713,265 of distributions paid as qualifying to be taxed as interest-related dividends, and $35,508,313 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

Equity Income Fund	47

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

48	Equity Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Equity Income Fund	49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

50	Equity Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Equity Income Fund	51

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52	Equity Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN020
298212 1/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2015	$48,677	$ —	$4,400	$ —
November 30, 2014	$46,735	$ —	$4,285	$ —

For the fiscal years ended November 30, 2015 and November 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,400 and $4,285 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2015	$ —	$ —	$ —	$ —

November 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2016